EXHIBIT 99.1

News Release

TRESORO MINING CORP. RESPONDS TO INTERFERENCE IN CONTRACTUAL RELATIONS IN THE COMPANY'S GUAYABALES GOLD PROJECT BY
FORMER CEO AND COMMENCES US FEDERAL COURT ACTION
AGAINST RAHIM JIVRAJ AND MERCER BC

Vancouver, B.C.; August 21, 2012, Tresoro Mining Corp. (formerly Mercer Gold Corporation; the "Company") (TSOR-OTCQB, AN4-Frankfurt) responds to Rahim Jivraj’s latest attempt to interfere with the Company's contractual relations.

Mercer BC and Rahim Jivraj have been attempting to interfere with the economic interests of the Company since Mr. Jivraj resigned from the Company's Board of Directors in April 2011. This conduct has included attempting to cause third parties to "lose" property payments to Comunidad and to fail to file reports, all for the purpose of triggering a contractual default by fraudulent means.  Mr. Jivraj's conduct is well documented in the Reasons for Judgment of Mr. Justice Greyell dated December 5, 2011.

Mr. Jivraj's latest news release is a further attempt to interfere with the Company's economic interests through collateral measures. The Company considers the allegations of wrongdoing contained in the news release to be false and defamatory.

The Company's position remains unchanged. The Company has fulfilled the necessary obligations for the exercise of its option rights, which do not require the Company to make all future property payments as a condition of exercise. The Company regards the contractual analysis stated in Mr. Jivraj's news release to be without merit.

Mr. Jivraj’s obvious intention in sending out the news release is to influence the outcome of a civil dispute concerning contractual rights. This conduct is not only improper, it is also unlawful.  His conduct will be brought to the attention of the Court when these matters arise for adjudication.

On August 6, 2012, the Company commenced an action against Mr. Jivraj and Mercer BC in US Federal Court under Civil Action number C12-1325 MJP. The Complaint against Mr. Jivraj and Mercer BC includes Federal Securities Fraud, Controlling Person Liability, Defamation, Breach of Fiduciary Duty, and Tortious Breach of Implied Covenant of Good Faith and Fair Dealing. The claim is for compensatory damages, which claim may exceed US $43 million, presumed defamation damages and punitive damages, and return of the ten million shares of the Company's stock held by Mr. Jivraj and his nominees, as well as legal fees and costs.

 About Tresoro Mining Corp.

Tresoro Mining Corp. is a mineral exploration company. The Company's primary project is to develop the Guayabales Gold Project located in the Marmato Gold District, in Caldas, Colombia.  The Project is a bulk-tonnage, gold-silver target that is amenable to open pit mining as well as higher-grade gold-silver mineralization that can be drawn out with selective underground mining techniques. Historically Colombia has been one of the largest gold producers in the world and the Colombian mining industry remains one of the most dynamic and promising sectors of the Colombian economy.

Website:  www.tresoromining.com

Symbol:           OTCQB – TSOR; Frankfurt AN4, WKN NO. A0MUN4.

Contact:          Investor Relations

Tel.:                 + 1-877-981-3130

Important Cautionary Note Regarding Canadian Disclosure Standards

The Company is an "OTC Reporting Issuer" under BC Instrument 51-509, Issuers Quoted in the U.S. Over-the-Counter Markets, promulgated by the British Columbia Securities Commission.  Accordingly, certain disclosure in this news release or other disclosure provided by the Company has been prepared in accordance with the requirements of securities laws in effect in Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the "SEC") applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release or other disclosure provided by the Company concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC.  This news release or other disclosure provided by the Company may use the terms "measured mineral resources", "indicated mineral resources" and "inferred mineral resources".  While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them.  United States investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted to reserves.  In addition, "inferred resources" have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category.  Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, or economic studies, except in rare cases.  U.S. investors are cautioned not to assume that part or all of an inferred resource exists, or is economically or legally mineable.

Safe Harbor Statement
THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS".  STATEMENTS IN THIS NEWS RELEASE THAT ARE NOT PURELY HISTORICAL ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM 10-K AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY.  OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES.  THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS.  THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS.  ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NONE OF FINRA, THE SEC NOR THE BRITISH COLUMBIA SECURITIES COMMISSIONHAS APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE.  THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.